UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  05/26/2005

Oglebay Norton Company
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  000-32665

Ohio	34-1888342
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

North Point Tower
1001 Lakeside Avenue - 15th Floor
Cleveland, OH 44114
(Address of Principal Executive Offices, Including Zip Code)

216-861-3300
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 1.01.    Entry into a Material Definitive Agreement

Amendment No. 1 to Financing Agreement

On June 1, 2005, Oglebay Norton Company, an Ohio corporation (the "Company" or "Parent"), entered into AMENDMENT NO. 1, dated as of June 1, 2005 (this "Amendment"), to the Financing Agreement, dated as of January 31, 2005 (the "Financing Agreement"), by and the Parent, each subsidiary of the Parent listed as a "Borrower" on the signature pages to the Financing Agreement (together with the Parent, each a "Borrower" and collectively, the "Borrowers"), each subsidiary of the Parent listed as a "Guarantor" on the signature pages to the Financing Agreement (each a "Guarantor" and collectively the "Guarantors", and together with the Borrowers, each a "Loan Party" and collectively, the "Loan Parties"), the lenders from time to time party thereto (each a "Lender" and collectively, the "Lenders"), Silver Point Finance, LLC, a Delaware limited liability company, as collateral agent and syndication agent for the Lenders and as lead arranger (in such capacities, together with its successors and assigns in such capacities, if any, the "Collateral Agent"), Wells Fargo Foothill, Inc., a California corporation, as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, if any the "Administrative Agent"), and JPMorgan Chase Bank and Bank of America, N.A, each as a documentation agent for the Lenders (in such capacity, together with their respective successors and assigns in such capacity, if any, each a "Documentation Agent" and collectively, the "Documentation Agents"). All terms used herein which are defined in the Financing Agreement and not otherwise defined herein shall have the meanings assigned to them in the Financing Agreement.

The following descriptions of this Amendment do not purport to be complete and are qualified in their entirety by reference to this Amendment, a copy of which is attached as Exhibit 10.1 to this Current Report, and incorporated herein by this reference:

1. The size of the Revolver, Term Loan A and Term Loan B did not change; however the interest rate payable thereon has been reduced such that the new rates are as follows:

    o Revolver Margin:
       * Reference Rate Loans: greater of (i) the Reference Rate and (ii) 4.50%
       * LIBOR Rate Loans: greater of (i) the LIBOR Rate + 2.50% and (ii) 4.50%
    o Term Loan A Margin:
       * Reference Rate Loans: greater of (i) the Reference Rate + .50% and (ii) 5.00%
       * LIBOR Rate Loans: greater of (i) the LIBOR Rate + 3.00% and (ii) 5.00%
    o Term Loan B Margin:
       * Reference Rate Loans: greater of (i) the Reference Rate + 6.50% and (ii) 11.00%
       * LIBOR Rate Loans: greater of (i) the LIBOR Rate + 7.00% and (ii) 9.00%
2. The rate payable on Letters of Credit Accommodation has been reduced to 2.50% per annum of the stated amount (or, in the case of an amendment to an existing Letter of Credit Accommodation, the increase in the stated amount) of the Letter of Credit Accommodation, payable monthly in arrears
3. The Company will be permitted up to: $100mm of asset sales, provided that (i) all such assets must be sold for fair market value (for consideration consisting of at least 75% cash) and (ii) if the fair market value of the assets sold in one transaction or series of related transactions exceeds $10mm, such sale shall only be permitted if Agents receive a fairness opinion
4. In addition, provisions relating to the Company's ability to: use proceeds from asset sales, complete acquisitions, reinvest capital into the business, become obligated for purchase money debt, or separately finance one or more vessels have been adjusted favorably
5. The Company may repurchase Preferred Stock with Excluded Equity Proceeds plus an additional $5mm subject to the same terms and conditions as set forth in the Financing Agreement
6. The Prepayment Premium has been adjusted such that:
    o There is no Prepayment Premium on the Revolving Credit Commitment
    o The Prepayment on Term Loan A after the Amendment is 101 until the first anniversary of the Amendment and par thereafter
    o The Prepayment on Term Loan B after the Amendment is 103 until the first anniversary of the Amendment, 102 until the second anniversary of the Amendment, 101 until the third anniversary of the Amendment, and par thereafter
    o There is no prepayment penalty on mandatory prepayments arising from Permitted Dispositions
7. Amortization on Term Loan A has been reduced to $262,500 per quarter commencing on December 31, 2005
8. In the event legislation is enacted by the Federal government which requires the Company to make cash payments arising out of asbestos injury liabilities, then such payments must be included in calculating the Fixed Charge Coverage ratio and increased interest may be payable on Term Loans A and B
9. This Amendment added a covenant relating to Leverage and adjusted the Fixed Charge Coverage ratio

Item 5.02.    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Michael J. Minkel named Senior Vice President, Operations

On May 26, 2005, the Company announced that Michael J. Minkel was named to the new position of Senior Vice President, Operations. In this new position, Mr. Minkel will be responsible for all operational aspects of the Company's business as well as sales, marketing, and business development. Minkel has been a named executive for the Company since 2002, and in his new role, will continue to be a named executive.

Minkel was appointed Vice President, Marketing and Business Development of Oglebay Norton in July 2003. Prior to that, he served as Vice President of Sales and Marketing from November 2002; Vice President of Sales and Marketing for Oglebay Norton Specialty Minerals from 2000 until 2001; and General Manager-Kings Mountain Operations from 2001 until 2002. Prior to joining the Company, he was President of Exploration Computer Services, an Australian software and mining-consulting firm. Earlier in his career he held various positions in the natural resource industry, including positions in coal exploration geology and mine planning, oil and gas software sales and consulting, and energy industry-related strategic information sales and consulting. Minkel holds a B.A. degree in geology from the University of Northern Iowa and is a graduate of the Oglebay Norton Leadership Development program at the Weatherhead School of Management at Case Western Reserve University.

A copy of the press release of the Company published on May 26, 2005, announcing this appointment, is attached as Exhibit 99.1 to this Current Report, and incorporated herein by this reference.

Item 9.01.    Financial Statements and Exhibits

(c) Exhibits

    10.1 Amendment No. 1, dated June 1, 2005, to Financing Agreement , dated as of January 31, 2005, by and among the Company, certain of its subsidiaries, as borrowers, each subsidiary of the Company that is not a borrower, as guarantors (collectively, the "Loan Parties"), certain lenders from time to time party thereto, Silver Point Finance, LLC, a Delaware limited liability company, as collateral agent and syndication agent and as lead arranger, Wells Fargo Foothill, Inc., a California corporation, as administrative agent, and JPMorgan Chase Bank and Bank of America, N.A, each as a documentation agent.

    99.1 Oglebay Norton Company Press Release, dated May 26, 2005, announcing the Appointment of Michael J. Minkel as Senior Vice President, Operations.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

Oglebay Norton Company

Date: June 01, 2005.	By:	/s/ Julie A. Boland
Julie A. Boland
Vice President, CFO and Treasurer

Exhibit Index

Exhibit No.	Description
EX-99.1	Oglebay Norton Company Press Release, dated May 26, 2005, announcing the Appointment of Michael J. Minkel as Senior Vice President, Operations.
EX-10.1	Amendment No. 1, dated June 1, 2005, to Financing Agreement